UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008 (October 27, 2008)

Arch Coal, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One One CityPlace Drive, Suite 300 St. Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 994-2700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2008, Arch Coal, Inc. (the “Company”) issued a press release containing its third quarter 2008 financial results and updating guidance for its full year 2008 forecasted results. A copy of the press release is attached hereto as exhibit 99.1.

The information contained in Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is attached hereto and filed herewith.

Exhibit No.	Description

99.1	Press release dated October 27, 2008 announcing third quarter 2008 results.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2008

Arch Coal, Inc.

By: /s/ John T. Drexler
John T. Drexler
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 27, 2008 announcing third quarter 2008 results.